UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2013

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2013, Dr. Sehat Sutardja, the continuing Chief Executive Officer and Chairman of the Board of Directors of Marvell Technology Group Ltd. (the “Company”), relinquished his position as President of the Company.

On July 14, 2013, the Company appointed Weili Dai, 51, as its President, effective as of July 14, 2013. Ms. Dai has held a number of significant positions within the Company since she co-founded the Company in 1995. Before her appointment as President of the Company, Ms. Dai served as a Vice President of Marvell Semiconductor, Inc. (“MSI”) since 2008, including as General Manager of the Communications & Consumer Business of MSI since September 2011 and as General Manager of the Communications and Computing Business Unit of MSI from March 2009 to September 2011. Ms. Dai served as Chief Operating Officer and Executive Vice President of the Company prior to May 2007. From 1995 to May 2007, Ms. Dai also served as a Director of the Company. Prior to co-founding the Company, Ms. Dai was involved in software development and project management at Canon Research Center America, Inc. Ms. Dai holds a Bachelor of Science degree in Computer Science from the University of California at Berkeley.

There are no arrangements or understandings between Ms. Dai and any other persons pursuant to which she was selected as President of the Company. Ms. Dai is the wife of Dr. S. Sutardja and the sister-in-law of Dr. Pantas Sutardja, the Company’s Vice President, Chief Technology Officer and Chief Research and Development Officer. The Company also intends to enter into its standard form indemnification agreement with Ms. Dai. For a complete description of related party transactions required to be disclosed by Item 404(a) of Regulation S-K, please see the section entitled “Related Party Transactions” (pages 49 – 50) of the Company’s definitive proxy statement dated May 14, 2013 as filed with the Securities and Exchange Commission, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 15, 2013, the Company issued a press release announcing the matters described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2013

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Brad D. Feller
Brad D. Feller
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 15, 2013